Consolidated Statements of Comprehensive Income - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Net Income	$ 2,477,000	$ 2,004,000
Other Comprehensive Income:
Unrealized gains on investment securities available for sale	22,000	16,000
Income tax effect	(3,000)	(3,000)
Reclassification adjustment for losses on sale of investment securities included in net income	4,000
Income tax effect	(1,000)
Net other comprehensive income	22,000	13,000
Total Comprehensive Income	$ 2,499,000	$ 2,017,000